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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2005

PEOPLE'S CHOICE HOME LOAN SECURITIES CORP. (as company under an Indenture, dated as of January 28, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2005-1)

                   People's Choice Home Loan Securities Corp.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                      333-119899                92-0181950
----------------------------           ----------            ------------------
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)


7515 Irvine Center Drive
Irvine, California                                                   92618
------------------                                                 ---------
(Address of Principal                                              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 341-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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


Item 8.01.  OTHER EVENTS.

         On or about January 28, 2005, the Registrant will cause the issuance and sale of approximately $1,074,700,000 initial principal amount of Mortgage-Backed Notes, Series 2005-1 (collectively, the "Notes") pursuant to an Indenture, dated as of January 28, 2005, among People's Choice Home Loan Securities Series Trust 2005-1, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator and HSBC Bank USA, National Association, as Indenture Trustee.

         In connection with the sale of the Series 2005-1, Class IA1, Class IA2, Class IA3, Class IIA1, Class IIA2, Class M1, Class M2, Class M3, Class M4, Class M5, Class B1, Class B2, Class B3, Class B4A and Class B4B Notes (the "Underwritten Notes"), the Registrant has been advised by Bear Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Notes following the effective date of Registration Statement 333-119899, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Notes (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Notes.





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Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS

               ITEM 601(A) OF
               REGULATION S-K
EXHIBIT NO.    EXHIBIT NO.          DESCRIPTION
-----------    -----------          -----------
    1               99              Computational Materials -- Computational
                                    Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of the People's
                                    Choice Home Loan Securities Corp.
                                    Mortgage-Backed Notes, Series 2005-1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427,
                                    August 7, 1997)






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PEOPLE'S CHOICE HOME LOAN SECURITIES CORP.



                                      By:     /s/ Brad Plantiko
                                          --------------------------------------
                                      Name:   Brad Plantiko
                                      Title:  CFO



Dated: January  24, 2005





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                                  EXHIBIT INDEX


              Item 601(a) of        Sequentially
Exhibit       Regulation S-K        Numbered
Number        Exhibit No.           Description                   Page
------        -----------           -----------                   ----
1             99                    Computational Materials       Filed Manually





























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